Exhibit 99.2

TCI, LLC

Germantown, Wisconsin

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of September 30, 2018 and December 31, 2017 and for the
Nine Months Ended September 30, 2018 and 2017

1

TCI, LLC

TABLE OF CONTENTS

Condensed Consolidated Financial Statements

Condensed Consolidated Balance Sheet	1

Condensed Consolidated Statements of Operations	2

Condensed Consolidated Statement of Members’ Equity	3

Condensed Consolidated Statements of Cash Flows	4

Notes to Condensed Consolidated Financial Statements	5 - 10

TCI, LLC

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30,	December 31,
	2018	2017
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$950,046	$1,028,502
Accounts receivable, net	6,399,858	4,174,029
Inventories	3,639,577	3,479,156
Prepaid expenses	104,839	130,909
Total Current Assets	11,094,320	8,812,596

PROPERTY AND EQUIPMENT, NET	1,672,139	2,134,216

INTANGIBLE ASSETS
Other intangibles, net	304,112	481,368
Goodwill	9,928,818	9,928,818

TOTAL ASSETS	$22,999,389	$21,356,998

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Current maturities of long-term debt	$948,099	$2,020,784
Accounts payable	2,787,252	2,261,269
Accrued salaries, wages and bonuses	944,125	1,068,095
Accrued management fees	25,000	22,500
Accrued vacation	560,987	575,856
Other accrued expenses	444,008	470,290
Distributions payable	127,639	339,691
Total Current Liabilities	5,837,110	6,758,485

LONG-TERM LIABILITIES
Long-term debt	1,434,560	2,180,654

Total Liabilities	7,271,670	8,939,139

MEMBERS’ EQUITY	15,727,719	12,417,859

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$22,999,389	$21,356,998

See accompanying notes to unaudited condensed consolidated financial statements

TCI, LLC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the nine months ended September 31,
	2018	Percent	2017	Percent

NET SALES	$33,611,933	100.0	$25,190,426	100.0

COST OF GOODS SOLD	20,414,629	60.7	15,009,506	59.6

Gross Profit	13,197,304	39.3	10,180,920	40.4

OPERATING EXPENSES
Selling and administrative expenses	8,609,356	25.6	7,238,494	28.7
Amortization expense	177,256	0.5	275,229	1.1
Management fees	75,000	0.2	75,000	0.3
Total Operating Expenses	8,861,612	26.4	7,588,723	30.1

Operating Income	4,335,692	12.9	2,592,197	10.3

OTHER INCOME (EXPENSE)
Interest expense	(134,479)	(0.4)	(208,818)	(0.8)
Other expense, net	(17,074)	(0.1)	(15,206)	(0.1)
Net Other Expense	(151,553)	(0.5)	(224,024)	(0.9)

NET INCOME	$4,184,139	12.4	$2,368,173	9.4

See accompanying notes to unaudited condensed consolidated financial statements

TCI, LLC

CONDENSED CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

(Unaudited)

	Common Units	Incentive Units	Members’ Equity
BALANCES, December 31, 2017	$12,163,791	$254,068	$12,417,859

Net Income	4,184,139	—	4,184,139
Distributions	(874,279)	—	(874,279)

BALANCES, September 30, 2018	$15,473,651	$254,068	$15,727,719

See accompanying notes to unaudited condensed consolidated financial statements

TCI, LLC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the nine months ended September 30,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$4,184,139	$2,368,173
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation	638,590	636,110
Amortization of intangible assets	177,256	275,229
Change in allowance for doubtful accounts	7,951	5,000
Provision for inventory	50,026	25,551
Changes in assets and liabilities
Accounts receivable	(2,233,781)	(1,552,818)
Inventories	(210,445)	276,921
Prepaid expenses	26,052	89,671
Accounts payable	506,016	875,653
Accrued salaries, wages and bonuses	(123,970)	491,851
Accrued vacation	(14,869)	578
Other accrued expenses	101,228	6,201
Net Cash Flows from Operating Activities	3,050,577	3,498,120

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(176,514)	(199,721)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt	(1,818,779)	(2,524,551)
Member contributions	—	30,336
Distributions to members	(1,191,356)	(861,674)
Net Cash Flows from Financing Activities	(3,010,135)	(3,355,889)

Net Change in Cash and Cash Equivalents	(78,456)	(57,490)

CASH AND CASH EQUIVALENTS - Beginning of Year	1,028,502	118,560

CASH AND CASH EQUIVALENTS - END OF YEAR	$950,046	$61,070

Noncash financing activities
Accrued distributions - net change	$(317,077)	$—

See accompanying notes to unaudited condensed consolidated financial statements

TCI, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 — Basis of Preparation and Presentation

Nature of Operations

TCI, LLC (the Company) is engaged in the manufacture and sale of harmonic filter (active and passive), reactors, and other line filter products for AC and DC drives.  The Company grants credit to its customers which are primarily original equipment manufacturers and distributors located throughout the United States, Canada and Mexico.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the parent company, TCI, LLC, and its wholly-owned subsidiary, TCI International, Inc. (DISC).  Significant intercompany accounts and transactions have been eliminated.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

The preparation of financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions. Such estimates and assumptions affect the reported amounts of assets and liabilities as well as disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

It is suggested that the accompanying condensed consolidated financial statements be read in conjunction with the Consolidated Financial Statements including Independent Auditors’ Report as of and for the year ended December 31, 2017 that are included in this filing as Exhibit 99.1.

NOTE 2 — Other Intangible Assets

The following table presents detail of the company’s amortizable intangible assets at September 30, 2018:

	Life (years)	Gross	Accumulated Amortization	Balance
Customer relationships	15	$802,000	$543,578	$258,422
Patents	10	1,334,000	1,314,548	19,452
Tradename	10	1,801,000	1,774,762	26,238
Total		$3,937,000	$3,632,888	$304,112

TCI, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The following table presents detail of the company’s amortizable intangible assets at December 31, 2017:

	Life (years)	Gross	Accumulated Amortization	Balance
Customer relationships	15	$802,000	$503,478	$298,522
Patents	10	1,334,000	1,256,183	77,817
Tradename	10	1,801,000	1,695,971	105,029
Total		$3,937,000	$3,455,632	$481,368

Total amortization expense related to the intangible assets was $177,256 and $275,229 for the nine months ended September 30, 2018 and 2017, respectively.

NOTE 3 — Distributions and Distributions Payable

The Company pays quarterly tax distributions based on the current year’s estimate of income tax obligations to be incurred by the members of the Company. To calculate the total tax distributions required, management estimates income tax obligations using the highest effective income tax brackets at the individual level and the anticipated Company taxable income, net of income tax credits. Management records distributions payable at each year end related to estimated income tax obligations resulting from that year’s activity. As of September 30, 2018, a distribution payable of $127,639 was recorded related to taxable income generated during the nine months ended September 30, 2018.  As of December 31, 2017, a distribution payable of $339,691 was recorded relating to taxable income generated during the year ended December 31, 2017.

Actual results could differ from those estimates.

NOTE 4 - Inventories

Inventories consist of the following as of September 30, 2018 and December 31, 2017:

	September 30,	December 31,
	2018	2017
Raw materials	$2,590,481	$2,508,010
Work in process	94,559	53,180
Finished goods	1,004,563	917,966
Total Inventory	3,689,603	3,479,156
Less: reserve for excess and obsolescence	(50,026)	—
Total Inventories, net	$3,639,577	$3,479,156

Inventories are stated at the lower of cost (first-in, first-out method) or market.  Manufacturing related labor and overhead costs are capitalized into work in process and finished goods.

TCI, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 5 - Property and Equipment

The major categories of property and equipment at September 30, 2017 and December 31, 2017 are summarized as follows:

	Depreciable	September 30,	December 31,
	Lives	2018	2017

Machinery and equipment	3-10 yrs.	$2,245,264	$2,151,706
Office furniture and equipment	3-10 yrs.	1,618,273	1,531,229
Leasehold improvements	7-10 yrs.	1,983,387	1,983,387
Software	5 yrs.	503,093	503,093
Assets in progress	N/A	—	184,288
Total Property and Equipment		6,530,217	6,353,703
Less: accumulated depreciation		(4,858,078)	(4,219,487)
Net Property and Equipment		$1,672,139	$2,134.216

Total depreciation expense related to property plant and equipment was $638,590 and $636,110 for the nine months ended September 30, 2018 and 2017, respectively.

NOTE 6 - Long-Term Debt

Long-term debt consisted of the following:

	September 30,	December 31,
	2018	2017
Line of credit - (5.35% at September 30, 2018).	—	—
Bank term note - (5.60% at September 30, 2018).	$2,382,659	$3,617,033
Note payable	—	317,379
Note payable - Washington County. Balance was paid in full in January 2018.	—	267,026
Totals	2,382,659	4,201,438
Less: Current portion	(948,099)	(2,020,784)
Long-Term Portion	$1,434,560	$2,180,654

Financial Covenants

The bank debt agreements contain financial covenants which, among others, require the maintenance of certain financial covenants related to the Company’s debt service coverage ratio and EBITDA levels. The Company was in compliance with these covenants at September 30, 2018 and December 31, 2017.

TCI, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 8 - Members’ Equity

Common Units

The Company has 7,111 common units authorized to be issued, of which 711 were reserved as incentive units.  As of September 30, 2018 and December 31, 2017, 365 of the incentive unit options have been exercised and converted into common units, respectively. The number of common units outstanding at September 30, 2018 and December 31, 2017 was 6,765.

Compensation expense recognized was approximately $36,311 and $38,687 for the nine months ending September 30, 2018 and 2017, respectively.  At December 31, 2017, future compensation expense related to vested and unvested units will be approximately $96,000 and is expected to be recognized as expense through 2021. At September 30, 2018 and December 31, 2017, 90 of the 346 units outstanding were unvested.

NOTE 9 - Related Party Transactions

Management Fee

In 2008, the Company entered into agreements with two of the Company’s members to provide financial and management consulting services.  During 2017, the Company entered into an agreement with a third member to provide management consulting services and concurrently modified the two existing agreements to keep the annual fee at $100,000.

Two agreements each called for the Company to pay a quarterly management fee of $10,000 and reimbursement of any direct expenses related to the management services provided. The final agreement called for the Company to pay a quarterly management fee of $5,000 and reimbursement of any direct expenses. The term of the agreements shall continue until the occurrence of certain events.  The agreements are subordinate to the senior debt.  The Company expensed management fees under these agreements totaling $75,000 for the nine months ended September 31, 2018 and 2017.  Management fees of $25,000 and $22,500 were accrued as of September 30, 2018 and December 31, 2017, respectively.

TCI, LLC

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 10 - Concentrations

Cash Balance

The Company maintains its cash balances primarily in one area bank.  At times, cash balances may exceed federally insured limits.  The Company has not experienced any losses in such accounts, and believes it is not exposed to any significant risk on cash.

Major Customers

One customer accounted for 12% and 11% of net sales for the nine months ended September 30, 2018 and 2017, respectively. Accounts receivable from this customer totaled 12% and 19% of total receivables as of September 30, 2018 and December 31, 2017, respectively.